UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2018

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On January 11, 2018, Ambac Assurance Corporation (“AAC”) issued a press release announcing AAC’s launch of a series of exchange offers (the “Exchange Offers”) related to AAC’s 5.1% Surplus Notes due 2020 (the “Existing Surplus Notes”). In connection with the Exchange Offers, AAC is soliciting consents (the “Consent Solicitation”) from the holders of Existing Surplus Notes to a waiver and amendment (the “BSA Waiver and Amendment”) to the Bank Settlement Agreement, dated as of June 7, 2010 (the “Bank Settlement Agreement”), between Ambac Financial Group, Inc. (“AFG” and, together with AAC, the “Company”), AAC, Ambac Credit Products, LLC and certain settling policy beneficiaries.
The Exchange Offers and Consent Solicitation are being made pursuant to, and subject to the terms and conditions contained in, a confidential offering memorandum and consent solicitation statement, dated as of January 11, 2018 (the “Offering Memorandum”) and only to Eligible Holders (as defined in the Offering Memorandum).
A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In connection with the Exchange Offers and the Consent Solicitation, AAC has provided Eligible Holders with certain information that it has also posted on AAC’s website at www.ambac.com under the heading “Information for Investors Concerning Potential Rehabilitation Exit Transaction.”
The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
This Form 8-K and the material attached as an exhibit hereto are not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of the Offering Memorandum, nor is this Form 8-K and the material attached as an exhibit hereto an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this Form 8-K and the material attached as an exhibit hereto are not a solicitation of any consents from holders of Existing Surplus Notes.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
Number	Exhibit Description
99.1	Press Release dated January 11, 2018
Forward-Looking Statements
This Form 8-K and the information furnished herewith include statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which, may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements in this Form 8-K and the information furnished herewith may turn out to be incorrect and are based on management’s current belief or opinions. The Company’s actual results may vary materially, and there are no guarantees about the performance of the Company’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the ability of the Company to achieve value for holders of its securities, whether from AAC or from transactions or opportunities apart from AAC; (3) adverse effects on AFG’s share price resulting from future offerings of debt or equity securities that rank senior to AFG’s common stock; (4) potential of rehabilitation proceedings against AAC; (5) dilution of current shareholder value or adverse effects on AFG’s share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by the rehabilitator of the Segregated Account of Ambac Assurance Corporation (the “Segregated Account”) for the benefit of policyholders that may result in material adverse consequences for holders of the Company’s securities or holders of securities issued or insured by AAC or the Segregated Account; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) the Company’s inability to realize the expected recoveries included in its financial statements; (10) changes in AAC’s estimated representation and warranty recoveries or loss reserves over time; (11) credit risk throughout the Company’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, collateralized loan obligations, public finance obligations and exposures to reinsurers; (12) concentration and essentiality risk in connection with Military Housing insured debt; (13) the risk that the Company’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (14) risks associated with adverse selection as the Company’s insured portfolio runs off; (15) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (16) intercompany disputes or disputes with the rehabilitator of the Segregated Account; (17) the Company’s inability to complete our previously announced Rehabilitation Exit Transactions on the terms contemplated or on a timely basis or at all; (18) the risk of loss from market and interest rate risk as AAC raises additional liquidity to fund the cash component of the Segregated Account rehabilitation exit plan; (19) our inability to close the Tier 2 Notes Issuance; (20) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (21) the Company’s substantial indebtedness could adversely affect its financial condition, operating flexibility and ability to obtain financing in the future; (22) restrictive covenants in agreements and instruments may impair the Company’s ability to pursue or achieve its business strategies; (23) loss of control rights in transactions for which we provide insurance due to a finding that AAC has defaulted, whether due to the Segregated Account Rehabilitation Proceedings or otherwise; (24) the Company’s results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of the Company’s insurance intangible asset; (25) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, from rules and procedures governing the payment of permitted policy claims, or from the characterization of the Company’s surplus notes as equity; (26) risks attendant to the change in composition of securities in the Company’s investment portfolio; (27) changes in tax law; (28) changes in prevailing interest rates; (29) factors that may influence the amount of installment premiums paid to the Company, including the Segregated Account Rehabilitation Proceedings; (30) default by one or more of AAC’s portfolio investments, insured issuers or counterparties; (31) market risks impacting assets in the Company’s investment portfolio or the value of our assets posted as collateral in respect of investment agreements and interest rate swap transactions; (32) risks relating to determinations of amounts of impairments taken on investments; (33) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on the Company’s business, operations, financial position, profitability or cash flows; (34) the Company’s inability to realize value from Ambac UK or other subsidiaries of AAC; (35) system security risks; (36) market spreads and pricing on derivative products insured or issued by the Company; (37) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (38)

changes in accounting principles or practices that may impact the Company’s reported financial results; (39) legislative and regulatory developments; (40) the economic impact of “Brexit” may have an adverse effect on the Company’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (41) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (42) the Company’s financial position and the Segregated Account Rehabilitation Proceedings that may prompt departures of key employees and may impact the Company’s ability to attract qualified executives and employees; (43) implementation of new tax legislation signed into law on December 22, 2017 (commonly known as the “Tax Cuts and Jobs Act”) may have unexpected consequences for the Company and the value of tis securities, particularly its common shares; (44) implementation of the Tax Cuts and Jobs Act may negatively impact the economic recovery of Puerto Rico, which could result in higher loss severities or an extended moratorium on debt service owed on AAC-insured bonds of Puerto Rico and its instrumentalities; (45) implementation of the Tax Cuts and Jobs Act could have a negative impact on municipal issuers of AAC-insured bonds; and (46) other risks and uncertainties that have not been identified at this time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	January 11, 2018	By:	/s/ William J. White
First Vice President, Secretary and Assistant General Counsel

Exhibit Index

Exhibit
Number	Exhibit Description
99.1	Press Release dated January 11, 2018